                                                            EXHIBIT NUMBER 10.01


                                     NASD
                     REVOLVING SUBORDINATED LOAN AGREEMENT


     AGREEMENT entered into on August 4, 1998 to be effective December 22, 1998 between Custodial Trust Company (the "Lender") and Friedman, Billings, Ramsey & Co., Inc. (the "Broker-Dealer").

     Subject to the terms and conditions hereinafter set forth, the Lender is willing to make revolving credit loans agrees to loan to the Broker-Dealer from time to time between the effective date and December 22, 1999 (the "Scheduled Maturity Date") sums of money not to exceed $40,000,000 in the aggregate (the "Credit Line," or "Aggregate Principal Amount").

     The Credit Line shall be loaned to the Broker-Dealer on a revolving basis and the Broker-Dealer may, subject to the provisions of this Agreement, borrow, repay and reborrow such amounts ("Advances") as it may see fit. Each such Advance made hereunder shall have a stated maturity date of at least twelve months from the date of each such Advance, unless prepaid pursuant to the permissive prepayment provisions of this agreement.

     Any Advances obtained under this Agreement shall be used and dealt with by the Broker-Dealer as part of its capital and shall be subject to the risks of the business. The Broker-Dealer shall have the right to deposit any Advance obtained under this Agreement in any account or accounts in its own name in any bank or trust company.

     The obligation of the Broker-Dealer to repay the principal amount of each Advance shall be evidenced by promissory notes executed by the Broker-Dealer (the "Note") in substantially the form attached hereto as Exhibit "A", payable to the order of the Lender in a face amount equal to each Advance, bearing interest at rates to be agreed upon by the Lender and the Broker-Dealer at the time of the Advance.

     The Broker-Dealer shall notify the NASD in writing at the time an Advance is made, such notice to specify both the amount and the maturity date of each such Advance.

     The Lender irrevocably agrees that the obligations of the Broker-Dealer under this Agreement with respect to the payment of principal and interest shall be and are subordinate in right of payment and subject to the prior payment or provision for payment in full of all other present and future creditors of the Broker-Dealer arising out of any matter occurring prior to the date on which the related Advance(s) matures consistent with the provisions of 17 CFR 240.15c3-1 and 240.15c3-1d, except for claims which are the subject of subordination agreements which rank on the same priority as or are junior to the claim of the Lender under such subordination agreements.

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I.        PERMISSIVE PREPAYMENTS (OPTIONAL)
          ---------------------------------

(a)       Prepayment of balances outstanding less than 12 months
          ------------------------------------------------------

     At the option of the Broker-Dealer, but not at the option of the Lender, payment of all or any part of an Advance amount prior to the maturity date of the Advance may be made by the Broker-Dealer only upon receipt of the prior written approval of the NASD. No prepayment shall be made if, after giving effect thereto and all payments of any other Payment Obligations (as defined herein) under any other subordination agreements then outstanding, the maturity or accelerated maturity of which are scheduled to fall due either within six months after the date such prepayment is to occur or on or prior to the date on which the Advance hereof is scheduled to mature, whichever date is earlier), without reference to any projected profit or loss of the Broker-Dealer, either aggregate indebtedness of the Broker-Dealer would exceed 900% of its net capital or such lesser percent as may be made applicable to the Broker-Dealer from time to time by the NASD, or a governmental agency or self-regulatory body having appropriate authority, or if the Broker-Dealer is operating pursuant to paragraph (a(1)(ii) of 17 CFR 240.15c3-l, its net capital would be less than 6% of aggregate debit items computed in accordance with 17 CFR 240.15c3-3a, or, if registered as a futures commission merchant, 10% of the funds required to be segregated pursuant to the Commodity Exchange Act and the regulations thereunder (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market, provided however, the deduction for each option customer shall be limited to the amount of customer funds in such option customer's account), if greater, or its net capital would be less than 200% of the minimum dollar required by 17 CFR 240.15c3-1 including paragraph
(a)(1)(ii), if applicable, or

     pretax losses during the latest three-month period equaled more than 15% of current excess net capital, or any other requirement as may be made applicable to the Broker-Dealer by the NASD, or a governmental agency or self-regulatory body having appropriate authority.

(b)  Prepayment of balances outstanding longer than 12 months
     --------------------------------------------------------

     At the option of the Broker-Dealer, but not at the option of the Lender, payment of all or any part of an Advance amount prior to the maturity date of the Advance (but at least 12 months after the Advance was received) may be made by the Broker-Dealer only upon receipt of the prior written approval of the NASD. No prepayment shall be made if, after giving effect thereto (and all payments of Payment obligations under any other subordination agreements then outstanding, the maturity or accelerated maturity of which are scheduled to fall due either within six months after the date such prepayment is to occur or on or prior to the date on which the Payment Obligation hereof is scheduled to mature, whichever date is earlier), without reference to any projected profit or loss of the Broker-Dealer, either aggregate indebtedness of the Broker-Dealer would exceed 1000 percent of its net capital or such lesser percent as may be made applicable to the Broker-Dealer from time to time by the NASD, or a governmental agency or self-regulatory body having appropriate authority, or if the Broker-Dealer is operating pursuant to paragraph (a)(1)(ii) of 17 CFR 240.15c3-l, its net capital would be less than 5 percent of aggregate debit items computed in accordance with 17 CFR 240.15c3-3a, or, if registered as a futures commission merchant, 7 percent of the funds

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required to be segregated pursuant to the Commodity Exchange Act and the regulations thereunder (less the market value for commodity options purchased by option customers on or subject to the rules of a contract market, provided, however, the deduction for each option customer shall be limited to the amount of customer funds in such option customers account), if greater, or its net capital would be less than 120 percent of the minimum dollar amount required by 17 CFR 240.15c3-1 including paragraph (a)(1)(ii), if applicable, or such greater dollar amount as may be made applicable to the Broker-Dealer by the NASD, or a governmental agency or self-regulatory body haying appropriate authority.

          If a prepayment is made of all or any part of the principal hereof prior to the due date of an Advance and if the Broker-Dealer's net capital is less than the amount required to permit such prepayment pursuant to the foregoing provisions of this section, the Lender agrees irrevocably (whether or not the Lender had any knowledge or notice of such fact at the time of such prepayment) to return such prepayment to the Broker-Dealer, its successors, or assigns, the sum so paid to be held by the Broker-Dealer pursuant to the provisions hereof as if such prepayment had never been made.

II.       SUSPENDED REPAYMENTS
          --------------------

          (a) The Payment Obligation shall be suspended and shall not mature if, after giving effect to such payment (together with the payment of any Payment Obligation of the Broker-Dealer under any other subordination agreement scheduled to mature on or before such Payment Obligation) the aggregate indebtedness of the Broker-Dealer would exceed 1200% of its net capital or such lesser percent as may be made applicable to the Broker-Dealer from time to time by the NASD, or a governmental agency or self-regulatory body having appropriate authority, or if the Broker-Dealer is operating pursuant to paragraph (a)(1)(ii) of 17 CFR 240.15c3-1, its net capital would be less than 5% of aggregate debit items computed in accordance with 17 CFR 240.15c3-3a, or, if registered as a futures commission merchant, 6% of the funds required to be segregated pursuant to the Commodity Exchange Act and the regulations thereunder, (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market, provided however, the deduction for each option customer shall be limited to the amount of customer funds in such option customer's account), if greater, or its net capital would be less than 120% of the minimum dollar amount required by 17 CFR 240.15c3-1 including paragraph
(a)(1)(ii), if applicable, or such greater dollar amount as may be made applicable to the Broker-Dealer by the NASD, or a governmental agency or self-regulatory body having appropriate authority.

          (b) (optional) the Broker-Dealer agrees that if its obligation to pay the principal amount hereof is suspended for a period of six months, the Broker-Dealer will thereupon commence a rapid and orderly complete liquidation of its business. The date on which the liquidation commences shall be the maturity date for each subordination agreement of the Broker-Dealer then outstanding.

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III.      LENDER'S RIGHT TO ACCELERATE THE MATURITY OF THE PAYMENT OBLIGATION
          -------------------------------------------------------------------
          (OPTIONAL)
          ----------

          By written notice to the Broker-Dealer at its principal office and to the NASD, no sooner than six months after the effective date of this Agreement, the Lender may accelerate the Scheduled Maturity Date and any such Payment Obligation together with accrued interest or compensation, to a date not earlier than six months after giving of such notice. However, the right of the Lender to receive payment together with accrued interest or compensation shall remain subordinate as required by the provisions of 17 CFR 240.15c3-1 and 240.15c3-1d.

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

VI.       NOTICE OF MATURITY OR ACCELERATED MATURITY
          ------------------------------------------

          The Broker-Dealer shall immediately notify the NASD if, after giving effect to all payments of Payment Obligations under subordination agreements then outstanding which are then due or mature within six months without reference to any projected profit or loss of the Broker-Dealer, either the aggregate indebtedness of the Broker-Dealer would exceed 1200 percent of its net capital, or in the case of a Broker-Dealer operating pursuant to paragraph
(a)(1)(ii) of 17 CFR 240.15c3-l, its net capital would be less than 5 percent of aggregate debit items computed in accordance with 17 CFR 240.15c3-3a, or, if registered as a futures commission merchant, 6 percent of the funds required to be segregated pursuant to the Commodity Exchange Act and the regulations thereunder, (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market, provided however, the deduction for each option customer shall be limited to the amount of customer funds in such option customer's account), if greater, and in either case, if its net capital would be less than 120 percent of the minimum dollar amount required by 17 CFR 240.15c3-1 including paragraph (a)(1)(ii), if applicable, or such greater dollar amount as may be made applicable, to the Broker-Dealer by the NASD, or a governmental agency or self-regulatory body having appropriate authority.

VII.      BROKER-DEALERS CARRYING THE ACCOUNTS OF SPECIALISTS AND MARKET MAKERS
          ---------------------------------------------------------------------
          IN LISTED OPTIONS
          -----------------

          A Broker-Dealer who guarantees, endorses, carries or clears specialist or market-maker transactions in options listed on a national securities exchange or facility of a national securities association shall not permit a reduction, prepayment or repayment of the unpaid principal amount if the effect would cause the equity required in such specialist or market-maker accounts to exceed 1000 percent of the Broker-Dealer's net capital or such percent as may be made applicable to the Broker-Dealer from time to time by the NASD or a governmental agency or self-regulatory body having appropriate authority.

VIII.     BROKER DEALERS REGISTERED WITH CFTC
          -----------------------------------

          If the Broker-Dealer is a futures commission merchant or introductory broker as that term is defined in the Commodity Exchange Act, the organization agrees, consistent with the requirements of 1.17(h) of the regulations of the CFTC (17 CFR 1.17 (h)), that:

(a) Whenever prior written notice by the Broker-Dealer to the NASD is required pursuant to the provisions of this Agreement, the same prior written notice shall be given by the Broker-Dealer to (i) the CFTC at its principal office in Washington, D.C., attention Chief Accountant of Division of Trading and
Markets, and/or (ii) the commodity exchange of which the Organization is a member and which is then designated by the CFTC as the organization's designated self-regulatory organization the "DSRO";

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(b) Whenever prior written consent, permission or approval of the NASD is required pursuant to the provisions of this Agreement, the Broker-Dealer shall also obtain the prior written consent, permission or approval of the CFTC (and/or of the DSRO).

(c) Whenever the Broker-Dealer receives written notice of acceleration of maturity pursuant to the provisions of this Agreement, the Broker-Dealer shall promptly give written notice thereof to the CFTC at the address stated above and/or to the DSRO.

IX.       GENERAL
          -------

          This Agreement shall not be subject to cancellation by either the Lender or the Broker-Dealer, and no repayment of any Advance shall be made, nor the Agreement terminated, rescinded, or modified by mutual consent or otherwise if the effect thereof would be inconsistent with the requirements of 17 CFR 240.15c3-1d.

          The Agreement may not be transferred, sold, assigned, pledged, or otherwise encumbered or otherwise disposed of, and no lien, charge or other encumbrance may be created or permitted to be created thereon without the prior written consent of the NASD.

          In the event of the appointment of a receiver or trustee of the Broker-Dealer or in the event of its insolvency, liquidation pursuant to the Securities Investor Protection Act of 1970 or otherwise, bankruptcy assignment for the benefit of creditors, reorganization whether or not pursuant to bankruptcy laws, or any other marshalling of the assets and liabilities of the Broker-Dealer shall mature, and the holder hereof shall not be entitled to participate or share, ratably or otherwise, in the distribution of the assets of the Broker-Dealer until all claims of all other present and future creditors of the Broker-Dealer, whose claims are senior hereto, have been fully satisfied.

          The Lender irrevocably agrees that the execution of this Agreement is not being made in reliance upon the standing of the Broker-Dealer as a member organization of the NASD or upon the NASD surveillance of the Broker-Dealer's financial position or its compliance with the by-laws, rules and practices of the NASD.

          The Lender has made such investigation of the Broker-Dealer and its partners, officers, directors and stockholders as the Lender deems necessary and appropriate under the circumstances. The Lender is not relying upon the NASD to provide any information concerning or relating to the Broker-Dealer and agrees that the NASD has no responsibility to disclose to the Lender any information concerning or relating to the Broker-Dealer which it may now, or at any future time, have.

          The term "Broker-Dealer" as used in this Agreement shall include the broker-dealer, its heirs, executors, administrators, successors, and assigns.

          The term "Payment Obligation" shall mean the obligation of the Broker-Dealer to repay cash loaned to it pursuant to this Revolving Subordinated Loan Agreement.

          The provisions of this Agreement shall be binding upon the Broker-Dealer and the Lender and their respective heirs, executors, administrators, successors and assigns.

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

          Any controversy arising out of or relating to this Agreement may be submitted to and settled by arbitration pursuant to the By-Laws and rules of the NASD. The Broker-Dealer and the Lender shall be conclusively bound by such arbitration.

          This instrument embodies the entire agreement between the Broker-Dealer and Lender and no other evidence of such agreement has been or will be executed without the prior written consent of the NASD.

          This Agreement shall be deemed to have been made under, and shall be governed by, the laws of the State of ______________________ in all respects.

          IN WITNESS WHEREOF, the parties have set their hands and seal this day of August 4, 1998.


                                 Friedman, Billings, Ramsey & Co., Inc.
                              --------------------------------------------------
                                          (Name of Broker-Dealer)

                              By /s/ Eric Billings                        (L.S.)
                                 -----------------------------------------

                                             Custodial Trust Company      (L.S.)
                              --------------------------------------------
                                          (Lender)
                                                     By /s/ Kevin Darmody
                                                       -------------------------
                                                       Kevin Darmody, SVP

                              FOR NASD USE ONLY


                              ACCEPTED BY /s/ Nancy P. Mills
                                         ---------------------------------------
                                                       (Name)

                                     Compliance Specialist
                              --------------------------------------------------
                                                       (Title)

                              EFFECTIVE DATE:  Dec. 22, 1998
                                             -----------------------------------

                              LOAN NUMBER:  07-R SLA-10227
                                          --------------------------------------

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                                    ADDENDUM
                                    --------




          (1) Notwithstanding any contrary provision in the Revolving Subordinated Loan Agreement dated August 4, 1998 (the "Agreement") between Custodial Trust Company (the "Lender") and Friedman, Billings, Ramsey & Co., Inc. (the "Broker-Dealer"), the obligation of Lender to make any Advance under the Credit Line shall be subject to the fulfillment of the condition precedent that on or before the date for the making of such Advance there not have occurred or exist a material adverse change (or an event or condition that has a reasonable likelihood of resulting in or causing a material adverse change) in any of (a) the condition (financial or otherwise), business, performance, operations or properties of Broker-Dealer, (b) the prospects of Broker-Dealer or of the securities industry in general, (c) the legality, validity or enforceability of the Agreement or the Note, (d) the ability of Broker-Dealer to repay any Advance or to perform any of its other obligations under the Agreement or the Note, or (e) the rights and remedies of Lender under the Agreement or the Note. If an Advance is made, then such condition precedent shall be deemed to have been fulfilled with respect to such Advance. Any Advance made by Lender shall be subject to all the provisions of the Agreement.

          (2) Lender may at any time and from time to time, at its discretion and without Broker-Dealer's further consent, sell participations in any or all of the Advances to one or more affiliates of Lender, provided, however (a) that Lender's obligations under the Agreement shall remain unchanged and Lender shall remain solely responsible to Broker-Dealer for the performance thereof, (b) that each such participation shall be subject to all the terms and conditions of the Agreement, and (c) that Lender shall provide the NASD with (i) a copy of the participation agreement pursuant to which any such participation is created and sold and (ii) an attestation from each purchaser of any such participation setting forth substantially the same type of information as is required by the NASD form of Lender's Attestation.


          (3) On each Commitment Fee Payment Date (as herein defined), Broker-Dealer shall pay to Lender a commitment fee computed at the rate of fifty basis points (0.50%) per annum on the average daily unused portion of the Credit Line during the period commencing with the immediately preceding Commitment Fee Payment Date and ending with such Commitment Fee Payment Date (or, in the case of the first such period, commencing with the effective date). "Commitment Fee Payment Date" means (i) the first business day of the third, sixth

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

and ninth calendar month commencing after the effective date, and (ii) the
                                                                   --
Scheduled Maturity Date.




                                       FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
                                       (Broker-Dealer)




                                       By: /s/ Eric Billings
                                          --------------------------------------
                                          Name:
                                          Title:




                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:




                                       CUSTODIAL TRUST COMPANY
                                       (Lender)




                                       By: /s/ Kevin Darmody
                                          --------------------------------------
                                          Name:  Kevin Darmody
                                          Title: Senior Vice President